UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 19, 2010
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On November 19, 2010, a subsidiary of Pebblebrook Hotel Trust (the “Company”) completed its acquisition of the 310-room Sheraton Delfina Santa Monica, California, hotel for $102.8 million from Regis Properties LLC, an unaffiliated third party. The hotel will be managed by Viceroy Hotel Group (“Viceroy”) pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary and Viceroy. The management agreement is for a 10-year term and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for its public equity offering filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) on July 23, 2010. The management agreement also provides for termination at the Company’s option at any time, and without cause, by giving written notice and paying a termination fee. In addition, the agreement contains other terms and provisions customarily found in hotel management agreements. The transaction was funded entirely with available cash.

Item 7.01.	Regulation FD Disclosure.
The Company issued a press release on November 22, 2010 announcing that it had closed on the previously announced acquisition of an upscale, full-service hotel in the Los Angeles, California metropolitan region, the Sheraton Delfina Santa Monica hotel. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of materials about this property that the Company intends to distribute is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted those materials in the investor relations section of its website at www.pebblebrookhotels.com.
This information, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any of those filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but no later than February 7, 2011, which is the first business day following 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but no later than February 7, 2011, which is the first business day following 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on November 22, 2010
99.2	Materials about Sheraton Delfina Santa Monica hotel

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
November 22, 2010	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on November 22, 2010.
99.2	Materials about Sheraton Delfina Santa Monica hotel.